Exhibit 10.3


                           LOAN AND SECURITY AGREEMENT

         THIS LOAN AND SECURITY AGREEMENT is made and entered into as of August 29, 2002, by and among PALADYNE CORP., a Delaware corporation ("PALADYNE"), E-COMMERCE SUPPORT CENTERS, INC., a North Carolina corporation and a wholly-owned subsidiary of Paladyne ("ECSC"), and MARKET CENTRAL, INC., a Delaware corporation ("LENDER"). Paldyne and ECSC are referred to herein collectively as the "BORROWERS" and each individually as a "BORROWER."

                              W I T N E S S E T H:

         WHEREAS, the Borrowers desire to borrow from Lender, repay and reborrow, from time to time, up to the principal sum of One Hundred Twenty Five Thousand Dollars (US $125,000.00), upon terms and conditions more fully set forth herein; and

         WHEREAS, Lender is willing to lend, from time to time, up to said sum to the Borrowers upon terms and conditions more fully set forth herein;

         NOW, THEREFORE, for and in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged by all the parties hereto, the parties hereto agree as follows:

                                   ARTICLE I

                          DEFINITIONS AND CONSTRUCTION

         1.01 DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings, unless the context otherwise requires (all other terms contained in this Agreement, including without limitation the terms contained in paragraph 5.01 hereof, unless the context indicates otherwise, have the meanings provided for by the Code to the extent the same are used or defined therein):

               "AGREEMENT" means this Loan and Security Agreement, together with any amendments or supplements hereto and schedules or exhibits hereto.

               "BUSINESS DAY" means any day that is not a Saturday, a Sunday or a day on which banks are required or permitted to be closed in the State of Georgia or the State of North Carolina.

               "CODE" means the Uniform Commercial Code as enacted in the State of North Carolina.

               "COLLATERAL" shall have the meaning provided in paragraph 5.01 hereof.

               "DEFAULT" means any of the events or conditions described in
Article X.

               "FACILITY AMOUNT" means One Hundred Twenty Five Dollars (US $125,000.00).

               "GAAP" means United States generally accepted accounting principles applied in a consistent manner from period to period.

               "LIABILITIES" means any and all indebtedness, liabilities and obligations of either Borrower to Lender whatsoever, including without limiting the generality of the foregoing: all Lender's fees, charges and expenses of or incidental to the enforcement of this Agreement; all indebtedness, liabilities and obligations of either Borrower to Lender, under any loan made by Lender on or about the date hereof and any and all extensions or renewals thereof in whole or in part; any indebtedness, liability or obligation of either Borrower to Lender under any later or future advances or loans made by Lender to such Borrower, and any and all extensions or renewals thereof in whole or in part; and any future or additional indebtedness, liability or obligation of either Borrower to Lender whatsoever, joint or several, and in any event whether existing as of the date hereof or hereafter arising and whether direct, indirect, absolute or contingent, as maker, endorser, guarantor, surety or otherwise.

               "MATURITY DATE" means November 27, 2002.

               "NOTE" means the promissory note made by the Borrowers in favor of Lender and evidencing the Revolving Loans, in form and substance satisfactory to Lender.

               "OBLIGOR" means, with respect to any Account, the Person or Persons obligated to pay the monetary obligation thereunder, whether as a primary obligor, secondary obligor, signer, cosigner, guarantor, surety or otherwise.

               "PERSON" means an individual, a corporation, a partnership, a limited liability company, an unincorporated association, a trust, an estate or any other person or organization, including a government or political subdivision or an agency or instrumentality thereof.

               "REVOLVING LOAN" means an advance of loan proceeds made by Lender to either Borrower pursuant to this Agreement.

         1.02 ACCOUNTING TERMS AND DETERMINATIONS. Unless otherwise specified herein, all terms of an accounting character used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared, in accordance with GAAP.

         1.03 REFERENCES. Unless otherwise indicated, references in this Agreement to "Articles," "Exhibits," "Schedules," "paragraphs" and other subdivisions are references to articles, exhibits, schedules, paragraphs and other subdivisions hereof.

         1.04 HEADINGS. Titles of Articles, paragraphs and subparagraphs in this Agreement are for convenience only and neither limit nor amplify the provisions of this Agreement.

         1.05 CONSTRUCTION. When anything is described or referred to in this Agreement in general terms and one or more examples or components of what has been described or referred to generally is associated with that description (whether or not following the word "including"), the examples or components shall be deemed illustrative only and shall not be construed as limiting the generality of the description or reference in any way. All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter


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


gender, shall include all other genders; the singular shall include the plural, and the plural shall include the singular.

                                   ARTICLE II

                           THE REVOLVING LOAN FACILITY

         2.01 REVOLVING LOANS. Upon the execution of this Agreement and provided that the Borrowers are each in compliance with its terms and conditions, Lender may, in its sole discretion, and specifically subject to the satisfaction of the conditions precedent set forth in Articles III and IV, make Revolving Loans from time to time to either Borrower in the amount of up to the aggregate principal sum outstanding of the Facility Amount, which may be borrowed, repaid, and reborrowed, from time to time in one or more borrowings prior to the Maturity Date. The Revolving Loans shall be evidenced by the Note, and each Revolving Loan, regardless of which Borrower receives the proceeds thereof, shall be a joint and several obligation of the Borrowers.

         2.02 INTEREST RATE. The unpaid principal balance of the Note shall bear interest at an annual simple interest rate equal to the most recently announced prime rate published in the "Money Rates" section of the Wall Street Journal, from time to time, plus four percent (4%) per annum. Such interest rate shall be determined as of the date hereof and shall be redetermined as of the first Business Day of each calendar month thereafter. Interest shall be calculated based on the actual number of days elapsed over a year of 360 days. Upon the occurrence of a Default, and so long as the Default shall continue, interest shall accrue on the entire unpaid principal amount of the Note at a rate of interest equal to the sum of the rate otherwise applicable to the Note plus an additional two percent (2%) per annum. Nothing contained herein shall be deemed to confer on Borrower any right to cure or to reinstate the maturity of the Note in the event of an acceleration pursuant to the terms and conditions of the Note or this Agreement.

         2.03 INTEREST PAYMENTS. All interest on the unpaid principal balance of the Note shall be due and payable on the first Business Day of each calendar month. The interest on the unpaid principal balance of the Note shall be due and payable on the Maturity Date.

         2.04 PRINCIPAL PAYMENT. The entire unpaid principal balance of the Note shall be due and payable on the Maturity Date.

         2.05 PREPAYMENTS. The Borrowers may prepay the Note at any time and from time to time in whole or in part without premium or penalty.

         2.06 USE OF PROCEEDS. Proceeds of the Revolving Loans will be used by the Borrowers solely for their respective working capital needs.

                                  ARTICLE III

                      CONDITIONS TO INITIAL REVOLVING LOAN

         Lender shall have no obligation to make the initial Revolving Loan, unless:


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

         3.01 GENERAL CONDITIONS. Each of the conditions set forth in Article IV shall have been satisfied;


         3.02 LOAN DOCUMENTATION. Lender shall have received such loan documentation as deemed reasonably necessary or desirable by Lender or its counsel, satisfactory in form and substance to Lender, providing for the Revolving Loans to be extended, secured, and guaranteed;

         3.03 INSURANCE. Lender shall have received originals or duplicates of all insurance policies required to be maintained by the Borrowers pursuant to the terms and conditions hereof and requested by Lender;

         3.04 FEES AND EXPENSES. Lender shall have received payment or reimbursement of all fees and expenses due from the Borrowers in accordance with the terms of this Agreement.

                                   ARTICLE IV

                        CONDITIONS TO ALL REVOLVING LOANS

         Lender shall have no obligation to make any Revolving Loan, unless at the time of the request for the Revolving Loan:

         4.01 REPRESENTATIONS AND WARRANTIES. The representations and warranties made by or on behalf of each Borrower in connection with the Revolving Loan and the representations and warranties contained in this Agreement are true and correct;

         4.02 AVAILABILITY. The amount requested, when aggregated with the unpaid principal balance of all Revolving Loans, does not exceed the Facility Amount;

         4.03 NO MATERIAL ADVERSE CHANGE. There shall have been no material adverse change in either Borrower's financial condition from the financial condition of such Borrower as shown in the latest financial statements of such Borrower furnished to Lender prior to the date of this Agreement;

         4.04 COMPLIANCE. Each Borrower shall be in full compliance with all the terms and provisions of this Agreement; and


         4.05 NO DEFAULT. No Default or an event that upon notice or lapse of time or both would constitute a Default shall have occurred, and there will be no claim, action, suit or proceeding pending or threatened against either Borrower that would in Lender's sole opinion materially affect any of either Borrower's respective assets or result in a material change in the business condition, affairs, or operations of either Borrower.

                                   ARTICLE V

                                    SECURITY

         5.01 GRANT OF SECURITY INTEREST. As security for the full payment and performance of the Liabilities, each Borrower hereby grants, assigns, conveys, mortgages, pledges, hypothecates and transfers to Lender a security interest in all of its right, title and interest in and to the following personal property


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

(all of which being hereinafter collectively referred to as the "Collateral"):

         (a)   all Accounts;

         (b)   all Chattel Paper;

         (c)   all Documents;

         (d)   all General Intangibles (including Payment Intangibles and
Software);

         (e)   all Goods (including Inventory, Equipment and Fixtures);

         (f)   all Instruments;

         (g)   all Investment Property;

         (h)   all Deposit Accounts of such Borrower;

         (i)   all money, cash or cash equivalents of such Borrower;

         (j) all Supporting Obligations and Letter-of-Credit Rights of such Borrower; and

         (k) to the extent not otherwise included, all Proceeds, tort claims, insurance claims and other rights to payments not otherwise included in the foregoing and products of the foregoing and all accessions to, substitutions and replacements for, and rents and profits of, each of the foregoing.

                                   ARTICLE VI

                         REPRESENTATIONS AND WARRANTIES

         In order to induce Lender to enter into this Agreement and to make Revolving Loans as contemplated hereby, each Borrower represents and warrants to Lender, each of which representations and warranties is deemed to be material, that, as of the date hereof and immediately prior to the funding of each Revolving Loan by Lender:

         6.01 GOOD STANDING. Paladyne is a corporation duly organized and validly existing and in good standing under the laws of the state of Delaware and has full right, power and authority to conduct its business as currently conducted. ECSC is a corporation duly organized and validly existing and in good standing under the laws of the state of North Carolina and has full right, power and authority to conduct its business as currently conducted.

         6.02 POWER AND AUTHORITY. Each Borrower has full right, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. Each Borrower has taken all necessary action to authorize the execution, delivery and performance of this Agreement and the documents contemplated to be executed and delivered hereby.


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


         6.03 BINDING AGREEMENTS. This Agreement constitutes, and the Note and other documents executed in consummating the transactions contemplated hereby will constitute, valid obligations of each Borrower legally binding upon, and enforceable in accordance with their respective terms against, such Borrower. No consent, license, or approval of any governmental authority, bureau or agency is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement or the documents to be executed in connection with the consummation of the transactions contemplated hereby, in each case by or with respect to either Borrower.

         6.04 NO CONFLICT. The execution, delivery and performance of this Agreement, the Note and other documents to be executed in consummating the transactions contemplated hereby will not violate the provisions of the certificate of incorporation or articles of incorporation, as the case may be, or bylaws or other organizational documents of either Borrower. The execution, delivery and performance of this Agreement, the Note and other documents to be executed in consummating the transactions contemplated hereby will not violate the provisions of any mortgage, indenture, security agreement, contract, undertaking or other agreement to which either Borrower is a party, or which purports to be binding upon either Borrower, or any of their respective properties or assets.

         6.05 TITLE. Each Borrower has full and absolute title to the Collateral in which it has granted a security interest to Lender pursuant to
Article V and all of its other property and assets, except as set forth specifically in the financial statements furnished to Lender or otherwise disclosed to Lender prior to the date of this Agreement.

         6.06 FINANCIAL CONDITION. The financial statements furnished to Lender by the Borrowers (or that in appear in filings of Paladyne with the Securities and Exchange Commission, which filings are available on EDGAR) are complete and correct and fairly present the financial condition of each Borrower as of the dates thereof and the results of operations of each Borrower for the periods to which such statements relate.

         6.07 LITIGATION. There is no litigation, proceeding, or investigation pending or, to the knowledge of either Borrower, threatened, that might result in any materially adverse change in the business, properties or conditions, financial or otherwise, of either Borrower or that question the validity of any action taken or to be taken by either Borrower pursuant to or in connection with the transactions contemplated by this Agreement; nor does either Borrower know or have any reasonable grounds to know the basis for the institution of any such litigation, proceeding or investigation.

         6.08 QUALIFICATION TO DO BUSINESS. Each Borrower is qualified to do business and in good standing in each state where it is required to be so qualified by applicable law.

         6.09 TAXES. Neither Borrower has any knowledge of any tax return required to be filed by either Borrower that has not been filed with the appropriate governmental agency or for which the relevant Borrower has not received an extension that has not yet expired; nor will either Borrower be, as of the date hereof, in default with respect to such filings. Each Borrower has paid or will have paid as of the date hereof all taxes now or then claimed to be due from such Borrower by any federal, state or local taxing authority. Neither the Internal Revenue Service nor any other taxing authority is now asserting, or to the knowledge of either Borrower, has threatened to assert, any deficiency claim for additional taxes against either Borrower; and no waivers of the Statute of Limitations have been granted to the Commissioner of Internal Revenue or any other taxing authority by either Borrower.

         6.10 PRIORITY OF SECURITY INTEREST. The Collateral is free and clear of all liens, encumbrances, security interests and claims, except those in favor of Lender and except those listed on Exhibit A hereto.

         6.11 ACCURACY OF REPRESENTATIONS. No representation or warranty by either Borrower or any statement or certificate to be furnished to Lender pursuant hereto in connection with the transactions contemplated hereby contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained therein not misleading.

                                  ARTICLE VII

                              AFFIRMATIVE COVENANTS

         Until the later of the Maturity Date or the full and complete satisfaction of the Liabilities:

         7.01 REPORTING. Each Borrower shall furnish to Lender, such data, information, and reports as Lender may reasonably request from time to time.

         7.02 INSPECTION. Each Borrower shall permit Lender or any Persons duly designated by it to call at the places of business of such Borrower at any reasonable time and from time to time, and without hindrance or delay, to inspect, audit, check and make extracts from its books, records and journals relating to the Collateral and all other books, records and journals, orders, receipts and any correspondence or other data relating to its business or any other transactions between or among the parties hereto.

         7.03 INSURANCE. The Borrowers shall insure the Collateral against all foreseeable risks to which it is exposed, including loss, damage, fire, theft and all other such risks, in such amounts, with such companies, under such policies and in such form as shall be satisfactory to Lender, which policies shall provide that loss thereunder shall be payable to Lender as its interest may appear, and Lender may apply any proceeds of such insurance which may be received by it for payment of the Liabilities, whether or not due, in such order of application as Lender may determine, and such policies or certificates thereof or duplicates thereof shall be immediately deposited with Lender.

         7.04 TAXES. Each Borrower shall promptly pay and discharge all taxes, assessments, and governmental charges or levies imposed upon such Borrower's operations, profits, or property, including, without limitation, any of the Collateral.

         7.05 COMPLIANCE. Each Borrower shall conduct its business, obtain all necessary permits and licenses, and maintain its operations and property in compliance with all applicable federal, state, and local laws, regulations and ordinances governing such operations, property, and business and shall comply


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


with all agreements, indentures, and mortgages to which it is a party or by which it or its properties is bound.

         7.06 LITIGATION. Each Borrower shall give notice to Lender of any actions, suits, or proceedings instituted by any entities or persons whomsoever against such Borrower affecting any of its operations or assets.

         7.07 NOTICE OF DEFAULTS. Each Borrower shall give notice to Lender of the occurrence of any Default hereunder or a default under the terms of any other agreement at any time in force between such Borrower and Lender.

         7.08 PRESERVATION OF BUSINESS. Each Borrower shall take all appropriate action necessary to protect its business and assets consistent with normal practices; conduct its business in a sound businesslike manner; and do or cause to be done all things necessary to preserve and keep in full force and effect such Borrower's corporate existence and all Borrower's rights and franchises.

         7.09 PAYMENT OF DEBTS. Each Borrower shall pay or cause to be paid the principal of, and, if any, the interest and premium on all indebtedness heretofore or hereafter incurred or assumed by such Borrower when and as the same shall become due and payable, unless such indebtedness be renewed or extended; and faithfully observe, perform and discharge all the covenants, conditions and obligations that are imposed upon it by any and all indentures and other agreements securing or evidencing such indebtedness or pursuant to which such indebtedness is issued, and not permit the continuance of any act or omission that is, or may be declared to be, a default pursuant to the provisions thereof, unless such default has been waived; provided, however, that neither Borrower shall be required to make any payment or to take any other action pursuant to this subparagraph at any time while it shall be currently contesting in good faith by appropriate proceedings its obligations to make such a payment or to take such action, if it shall have either: (i) set aside on its books, reserves with respect thereto deemed adequate by Lender (segregated to the extent required by sound accounting practices), or (ii) if requested in writing by Lender, established a deposit with Lender sufficient to pay any such amount if such proceedings are adversely determined.

                                  ARTICLE VIII

                               NEGATIVE COVENANTS

         Until the later of the Maturity Date or the full and complete satisfaction of the Liabilities, neither Borrower shall, without the prior written consent of Lender:

         8.01 GUARANTEES. Guarantee or become contingently liable for, in any manner, whether directly or indirectly, any obligations or indebtedness of any Person, except by the endorsement of checks for collection in the ordinary course of business.

         8.02 LOANS. Make any loans, advances or extensions of credit to any shareholder, director, partner, employee or officer of either Borrower.


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


         8.03 MERGERS OR CONSOLIDATIONS. Merge or consolidate with any other corporation or entity, or sell, lease, transfer, or otherwise dispose of all or any substantial portion of the assets of such Borrower.

         8.04 LIENS. Grant or permit to exist any security interest, mortgage, deed to secure debt, lien, security interest or other voluntary or involuntary collateral or judgment interest on or against any of its properties or assets, including the Collateral, other than security interests in favor of Lender and other than those security interests disclosed on Exhibit A attached hereto.

         8.05 DISPOSITION OF COLLATERAL. Directly or indirectly, convey, sell, transfer, lease, abandon, or otherwise dispose of (whether in one transaction or a series of transactions) any of the Collateral.

         8.06 INVESTMENTS. Purchase or otherwise acquire any of the assets or securities of other persons or entities, except in the ordinary course of business.

         8.07 DISTRIBUTIONS. Make any distribution or declare any dividends (in cash or in stock) on, or purchase, acquire, redeem or retire any of such Borrower's capital stock, of any class, whether now or hereafter outstanding.

                                   ARTICLE IX

                            [INTENTIONALLY RESERVED]

                                   ARTICLE X

                                    DEFAULTS

         Any one or more of the following events shall constitute a "DEFAULT" under this Agreement:

         10.01. FAILURE TO PAY. Borrower fails to pay when due any portion of principal or interest under any of the Liabilities; or

         10.02. DEFAULT UNDER LOAN DOCUMENT COVENANTS. Default in the observance or performance of any covenant, obligation, term or condition in this Agreement or in any of the documents executed in connection with the Revolving Loans, provided that such default is not cured within five (5) Business Days after Lender sends either Borrower written notice of such default; or

         10.03. DEFAULT UNDER OTHER AGREEMENTS WITH LENDER. Default in the observance or performance of any covenant, obligation, term or condition in any other agreement or document between Lender and either Borrower or any other person or entity obligated on all or any portion of the Revolving Loans; or

         10.04. INSOLVENCY. Borrower shall (a) make an assignment for the benefit of its creditors, or (b) admit in writing its inability to pay its debts when they become due, or (c) file or have filed against it a petition under any bankruptcy, insolvency, reorganization, arrangement, or other debtor relief law, or (d) appoint or consent to the appointment of a receiver, conservator,


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

liquidating agent, or committee, or (e) take any action for the purpose of effecting any of the foregoing; or

         10.05. BREACH OF REPRESENTATIONS. Any representation, warranty or information that is made or given by or on behalf of Borrower to Lender is materially false when made or given.

                                   ARTICLE XI

                               RIGHTS AND REMEDIES

         11.01 PRIOR TO DEFAULT. Before or after the occurrence of a Default:
Lender, or its agent, may, examine, audit or inspect each Borrower's books and records constituting, evidencing or otherwise relating to the Collateral, wherever located, at any reasonable time or times, and may enter upon either Borrower's premises for such purposes. Each Borrower shall assist Lender, or its agent, in whatever way reasonably necessary to make each such examination, audit and inspection. Lender, or its agent, from time to time, at its option, may perform any agreement of either Borrower hereunder which such Borrower shall fail to perform and take any other action which Lender, or its agent, deems necessary for the maintenance or preservation of any of the Collateral or its interest therein, and such Borrower agrees to reimburse forthwith Lender, or its agent, for all reasonable expenses of Lender, or its agent, in connection with the foregoing, together with interest thereon, calculated in accordance with the provisions of paragraph 2.02 from the date incurred until reimbursed, at the rate of interest then applicable to the Note.

         11.02 UPON DEFAULT. Upon the occurrence and during the continuation of any one or more Defaults which is or are not cured within any applicable cure period, without demand or notice of any kind: (a) Lender may declare the Liabilities, notwithstanding any provisions thereof, immediately due and payable, whereupon the Liabilities shall become immediately due and payable and may be collected forthwith; (b) Lender may exercise from time to time any rights and remedies available to it under this Agreement, the other documents evidencing, securing or otherwise relating to the Revolving Loans, the Code and other applicable law (c) each Borrower will refrain from collecting or otherwise disposing of any Collateral without Lender's consent; (d) Lender shall have the right to notify the Obligors on any Accounts to pay Lender directly.

         11.03 POWER OF ATTORNEY. Upon the occurrence and during the continuation of any one or more Defaults which is or are not cured within any applicable cure period, without demand or notice of any kind, each Borrower hereby constitutes Lender or its designee as such Borrower's attorney-in-fact:
(1) to endorse such Borrower's name upon any notes, acceptances, checks, drafts, money orders or other evidences of payment that may come into Lender's possession, (2) to sign such Borrower's name on any invoice or bill of lading relating to the Collateral, and drafts against Obligors, and (3) to do all other acts and things necessary to carry out this Agreement. Each Borrower waives notice of presentment, protest and dishonor of any instrument so endorsed by Lender. All acts of said attorney-in-fact or designee are hereby authorized and ratified and said attorney-in-fact or designee shall not be liable for any acts of omission or commission, nor for any error in judgment or mistake of fact or law. The foregoing power is coupled with an interest and is irrevocable while any of the Liabilities remain unpaid. Each Borrower agrees to pay all costs of


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


Lender, or its agent, of collection of the Liabilities and enforcement of rights hereunder, including reasonable attorneys' fees and also other legal and court expenses actually incurred by Lender.

                                   ARTICLE XII

                                  MISCELLANEOUS

         12.01 TIME OF THE ESSENCE. Time is of the essence in the performance of this Agreement and all documents, agreements, and instruments executed in connection with the Revolving Loans.

         12.02 GOVERNING LAW. This Agreement and all documents, agreements, and instruments executed in connection with the Revolving Loans shall be construed in accordance with the laws of the State of North Carolina.

         12.03 ENTIRE AGREEMENT. This Agreement, together with the documents referred to or contemplated herein, constitutes the entire understanding between the Borrowers and Lender with respect to the subject matter hereof, and no agreement, understanding, or representation, whether prior or contemporaneous, written or oral, shall be binding unless contained in this Agreement or the documents referred to or contemplated herein.

         12.04 NON-WAIVER. No delay or failure on the part of Lender in the exercise of any power or right under this Agreement or under any of the other documents, agreements, or instruments with respect to the Revolving Loans shall operate as a waiver thereof.

         12.05 COUNTERPARTS. This Agreement may be executed in any number of counterparts, and all such counterparts taken together shall be deemed to constitute one and the same agreement.

         12.06 AMENDMENTS. This Agreement may be amended only by a writing signed by all parties hereto.

         12.07 ASSIGNMENT. Neither this Agreement nor the rights of the Borrowers hereunder may be assigned by either Borrower.

         12.08 INVALIDITY. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law. If, however, any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         12.09 NOTICE. Except as otherwise expressly provided herein, notices required or permitted hereunder shall be deemed given when made in writing and deposited in the U.S. mail, with first class postage prepaid and properly addressed, to the addresses set forth below, or to such other address as one party hereto shall have notified the other parties pursuant hereto:


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               If to Lender, to:         Market Central, Inc.
                                         1150 Hammond Drive
                                         Suite A 1200
                                         Atlanta, GA 30328
                                         Attn: President

               If to the Borrowers, to:  Paladyne Corp.
                                         E-Commerce Support Centers, Inc.
                                         1650A Gum Branch Road
                                         Jacksonville, NC 28540
                                         Attn:  Mr. Terrence Leifheit

         12.10 DISPOSITION OF COLLATERAL. If any notification of intended disposition of Collateral or of any other act by Lender is required by law and a specific time period is not stated therein, such notification, if mailed by first class postage prepaid, at least ten (10) days before such disposition or act, and properly addressed to the applicable Borrower either at the address shown above or at any other address of such Borrower provided to Lender by such Borrower or appearing on the records of Lender, shall be deemed reasonably and properly given.

                      [Signatures appear on following page]


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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement under hand and seal as of the date first written above.

                                       BORROWERS:


                                       PALADYNE CORP.


                                       By:   s/ Terrence J. Leifheit
                                           -------------------------------------
                                       Name:    Terrence J. Leifheit
                                       Title:   President and Chief Executive
                                                Officer


                                                       [CORPORATE SEAL]

                                       E-COMMERCE SUPPORT CENTERS, INC.


                                       By:  /s/ Terrence J. Leifheit
                                           -------------------------------------
                                       Name:    Terrence J. Leifheit
                                       Title:   President and Chief Executive
                                                Officer


                                                       [CORPORATE SEAL]


                                       LENDER:

                                       MARKET CENTRAL, INC.


                                       By:  /s/ William A. Goldstein
                                           -------------------------------------
                                       Name:    William A. Goldstein
                                       Title:   Vice President


                                                       [CORPORATE SEAL]

                                    Exhibit A

                            Prior Security Interests


Paladyne:       Prior blanket security interest in favor of The Huntington
                National Bank


ECSC:           None


[PLEASE HAVE EACH BORROWER UPDATE FOR ADDITIONAL SECURITY INTERESTS]